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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         March 14, 2001
                                                   -----------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-19656                  36-3939651
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                          20191
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:        (703) 433-4000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.     OTHER EVENTS.


      On March 14, 2001, Nextel issued a press release announcing certain preliminary financial information for the first quarter of 2001 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)   EXHIBITS.

                        Exhibit No          Exhibit Description
                        ----------          -------------------

                            99.1            Press Release




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL COMMUNICATIONS, INC.


Date: March 14, 2001               By: /s/ LEONARD J. KENNEDY
                                     -------------------------------------------
                                       Leonard J. Kennedy
                                       Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

                        Exhibit No          Exhibit Description
                        ----------          -------------------

                            99.1            Press Release